Adient – PUBLIC JP Morgan Auto Conference August 9, 2023

Adient – PUBLIC Adient has made statements in this document that are forward-looking and, therefore, are subject to risks and uncertainties. All statements in this document other than statements of historical fact are statements that are, or could be, deemed “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. In this document, statements regarding Adient’s expectations for its deleveraging activities, the timing, benefits and outcomes of those activities, as well as its future financial position, sales, costs, earnings, cash flows, other measures of results of operations, capital expenditures or debt levels and plans, objectives, market position, outlook, targets, guidance or goals are forward-looking statements. Words such as “may,” “will,” “expect,” “intend,” “estimate,” “anticipate,” “believe,” “should,” “forecast,” “project” or “plan” or terms of similar meaning are also generally intended to identify forward-looking statements. Adient cautions that these statements are subject to numerous important risks, uncertainties, assumptions and other factors, some of which are beyond Adient’s control, that could cause Adient’s actual results to differ materially from those expressed or implied by such forward-looking statements, including, among others, risks related to: the Ukraine conflict and its impact on the regional and global economies and additional pressure on supply chains and vehicle production, the effects of local and national economic, credit and capital market conditions on the economy in general, and other risks and uncertainties, the continued financial and operational impacts of and uncertainties relating to the COVID-19 pandemic on Adient and its customers, suppliers, joint venture partners and other parties, work stoppages, including due to supply chain disruptions and similar events, energy and commodity availability and prices, the company’s ability and timing of customer recoveries for increased input costs, the availability of raw materials and component products (including components required by our customers for the manufacture of vehicles (i.e., semiconductors)), whether deleveraging activities may yield additional value for shareholders at all or on the same or different terms as those described herein, the ability of Adient to execute its turnaround plan, automotive vehicle production levels, mix and schedules, as well as our concentration of exposure to certain automotive manufacturers, the ability of Adient to effectively launch new business at forecast and profitable levels, the ability of Adient to meet debt service requirements, the terms of future financing, the impact of tax reform legislation, uncertainties in U.S. administrative policy regarding trade agreements, tariffs and other international trade relations, general economic and business conditions, the strength of the U.S. or other economies, shifts in market shares among vehicles, vehicle segments or away from vehicles on which Adient has significant content, changes in consumer demand, global climate change and related emphasis on ESG matters by various stakeholders, the ability of Adient to achieve its ESG-related goals, currency exchange rates and cancellation of or changes to commercial arrangements, and the ability of Adient to identify, recruit and retain key leadership. A detailed discussion of risks related to Adient’s business is included in the section entitled “Risk Factors” in Adient’s Annual Report on Form 10-K for the fiscal year ended September 30, 2022 filed with the U.S. Securities and Exchange Commission (the “SEC”) on November 22, 2022, and in subsequent reports filed with or furnished to the SEC, available at www.sec.gov. Potential investors and others should consider these factors in evaluating the forward-looking statements and should not place undue reliance on such statements. The forward-looking statements included in this document are made only as of the date of this document, unless otherwise specified, and, except as required by law, Adient assumes no obligation, and disclaims any obligation, to update such statements to reflect events or circumstances occurring after the date of this document. In addition, this document includes certain projections provided by Adient with respect to the anticipated future performance of Adient’s businesses. Such projections reflect various assumptions of Adient’s management concerning the future performance of Adient’s businesses, which may or may not prove to be correct. The actual results may vary from the anticipated results and such variations may be material. Adient does not undertake any obligation to update the projections to reflect events or circumstances or changes in expectations after the date of this document or to reflect the occurrence of subsequent events. No representations or warranties are made as to the accuracy or reasonableness of such assumptions, or the projections based thereon. This document also contains non-GAAP financial information because Adient’s management believes it may assist investors in evaluating Adient’s on-going operations. Adient believes these non-GAAP disclosures provide important supplemental information to management and investors regarding financial and business trends relating to Adient’s financial condition and results of operations. Investors should not consider these non-GAAP measures as alternatives to the related GAAP measures. Non-GAAP measures include Adjusted EBIT, Adjusted EBITDA, Adjusted net income, Adjusted effective tax rate, Adjusted earnings per share, Adjusted equity income, Adjusted interest expense, Free cash flow and Net debt. Adjusted EBITDA is defined as adjusted EBIT excluding depreciation and stock based compensation. Certain corporate-related costs are not allocated to the business segments in determining Adjusted EBITDA. Adjusted EBITDA margin is adjusted EBITDA as a percentage of net sales. Free cash flow is defined as cash provided by operating activities less capital expenditures. Important Information JPMorgan Auto Conference 2August 9, 2023

Adient – PUBLIC > Mid-last week Adient released strong Q3FY23 results and increased its guidance for the remainder of FY23 (revenue, earnings, FCF) > Adient’s strong performance through the first three quarters of FY23 is underpinned by a relentless focus on execution, operational excellence and improved production volumes > The company is solidly on track to deliver on the company’s external commitments > The company’s financial performance -- combined with a positive outlook -- supports its enhanced capital allocation plan with $65M returned to shareholders via share repurchased YTD through June > Cash and liquidity are strong ($908M and $1.9B, respectively at June 30, 2023) > Adequate flexibility and agility to navigate through potential production disruptions that might occur starting in late Q4FY23 > The positive trend in business performance is expected to continue into FY24 – enabling further earnings, margin, FCF growth and returns to shareholders 3 Delivering on the company’s FY2023 commitments August 9, 2023JPMorgan Auto Conference The future appears bright given Adient’s operational execution combined with expected growth in seating content and the company’s ability to deliver innovative seating solutions to its customers

Industry trends expected to drive seating content growth

> Amongst other trends, the progression of Advanced Driver Assistance Systems (ADAS) and safety are expected to create growth opportunities in the future



Available in portfolio
In development or partner
Integration of directed source
Additional sensors
Belt integration
Sound in Seat
Occupant classification / biometric sensors
Shoulder adjustment
Seat ECU
Haptics
Potential additional airbag solutions
Calf rest / footrest, cushion extension
Deep recliner / relax function
Crash system / pelvis management
Full power adjustment
Long track
Fast seat adjuster
Cushion Airbags

JPMorgan Auto Conference Adient – PUBLIC August 9, 2023 4

Strengthening our leading position by leveraging internal and external capabilities

> Adient's supplier-of-choice status continues to strengthen, underpinned by a relentless focus on execution and ability to offer innovative seating solutions -- leveraging current and future growth opportunities

> Adient's world-class internal capabilities (metals, trim, foam and JIT assembly), combined with the company's strategy of partnering with industry-leading suppliers in adjacent businesses (i.e., thermal comfort systems, safety, connectivity), ensures the best available solutions are available to auto manufacturers globally

> Adaptive partnership strategy benefits both Adient and our customers (lower capex and engineering spend for Adient and latest generation technology for our customers)

ADIENT

- Just-in-time
- Trim
- Ultrathin
- Structures & Mechs
- Sound-in-seat
- Foam



Global Strategic Partners

- Safety systems
- ADAS
- ECU / Connectivity
- Thermal comfort
- Lumbar
- Massage

Providing Adient's customers access to the most innovative seat solutions



Adient's UltraThin



Zero Gravity (jointly developed with Autoliv)



3D Bonding (jointly developed with SimplicityWorks)

JPMorgan Auto Conference Adient – PUBLIC August 9, 2023 5

Adient – PUBLIC Adient and Gentherm joint development example 6 > Adient, in partnership with Gentherm, is developing an innovative approach to integrate next generation combined thermal, pneumatic lumbar and massage system > The smart integration of Gentherm’s ClimateSense® enabled technologies through a unique scalable platform approach delivers high level of comfort and energy savings to EV customers > Adient’s award-winning UltraThin seat, integrated with Gentherm’s system, offers a next-generation seat solution to customers August 9, 2023JPMorgan Auto Conference Adient’s UltraThin is a multi- function thermoplastic elastomer (TPE) panel that provides a thin profile and a high level of comfort with increased airflow + Gentherm’s Next Generation combined thermal, lumbar and massage system enabled by ClimateSense® > Industry-leading comfort performance > Reduced space requirements > Complexity reduction in seat assembly Highlights of the innovative seat solution > Provides individualized climate comfort through Adient seats and Gentherm technologies > UltraThin enables OEMs the flexibility to increase battery size by up to 10%, allowing for more BEV range 1 > Seat-based microclimate technology enables range improvement while delivering industry leading comfort > Innovative full thermal and pneumatic system solution offers clear packaging benefits and cost savings 1 - Management estimate based on average battery size and reduced block height

Adient – PUBLIC 7 Focused strategy driving the business forward in 2023 and beyond August 9, 2023JPMorgan Auto Conference Driving value to all of Adient’s stakeholders – investors, customers, employees and the communities in which we operate Creating a sustainable future together > Committed to positive environmental, social and governance related business practices > We have and will continue to increase commitments to ESG including recently announced publication of Adient’s Deforestation Policy, Human Rights Policy Statement and DE&I Commitment Statement Strengthening our leading position > Significant EV wins across the globe (new entrants and legacy) > Strategic transformation in China now enables Adient to grow independently > Partnering with customers to develop seats for the future (ES3 initiatives, sustainable solutions, green steel, venture capital alliances) Leading supplier focused on automotive seating > Global reach and scale > Vertically integrated to supply complete seating systems as well as foam, trim and metal components > Integrated, in-house capabilities allow Adient to take products from research and design to engineering and manufacturing Driving operational and financial improvements > Intense focus on launch management, execution, quality, further solidifying “supplier of choice” status > Significant progress on balance sheet transformation > Executed actions to reduce Adient’s FCF breakeven to ~80M units globally